UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 11, 2009
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192

(State or other jurisdiction of	(Commission	(IRS employer
incorporation or organization)	File Number)	identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (972) 490-9600
Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     This Current Report on Form 8-K is being filed by Ashford Hospitality Trust, Inc. (the “Company”) to update certain portions of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed on March 2, 2009 (the “2008 Form 10-K”), to reflect the retrospective application upon adoption, effective January 1, 2009, of Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (“FASB Statement No. 160”) and FASB Staff Position (“FSP”) Emerging Issues Task Force (“EITF”) 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.”
     FASB Statement No. 160 (“SFAS 160”) establishes accounting and reporting standards for noncontrolling interests (i.e. minority interests) in a subsidiary, including changes in a parent’s ownership interest in a subsidiary, and requires, among other things, that noncontrolling interests in subsidiaries be classified as a component of total equity subject to the provisions of EITF Topic D-98. SFAS 160 also modifies the presentation of net income by requiring earnings and other comprehensive income to be attributed to controlling and noncontrolling interests. To comply with SFAS No. 160, we have reclassified the noncontrolling interests in our consolidated joint ventures from the mezzanine section of our balance sheets to equity. Noncontrolling interests in our operating partnership will continue to be classified in the mezzanine section of the balance sheet as these redeemable operating units do not meet the requirements for equity classification under EITF Topic D-98 as the redemption feature requires the delivery of cash or registered shares. The carrying value of the noncontrolling interests in the operating partnership is based on the accumulated historical cost as prescribed by EITF Topic D-98.
     FSP EITF 03-6-1 provides guidance for the calculation of earnings per share under SFAS 128 for share-based payment awards with rights to dividends or dividend equivalents (“participating securities”) and requires participating securities to be included in the computation of earnings per share pursuant to the two-class method prescribed by SFAS 128. Prior period information presented in Exhibit 99.1 to this Form 8-K has been updated, where applicable.
     The following items of the 2008 Form 10-K are being updated retrospectively to reflect the adoption of the accounting pronouncements described above (which items as updated are included in Exhibit 99.1 hereto and hereby incorporated by reference herein):
Item 6 — Selected Financial Data
Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8 — Financial Statements and Supplementary Data
     No items of the 2008 Form 10-K other than those identified above are being updated by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008 other than the adoption of the accounting pronouncements described above. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2009 and June 30, 2009 (the “Form 10-Qs”) and the Company’s other filings. The Form 10-Qs and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred subsequent to the filing of the 2008 Form 10-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number

23.1	Consent of Ernst & Young LLP

99.1	Updated financial information as of December 31, 2008 and 2007 and for each of the three years ended December 31, 2008

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 11, 2009

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID J. Kimichik
David J. Kimichik
Chief Financial Officer

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